                                                                   EXHIBIT 10(c)

                         MONTHLY SERVICER'S CERTIFICATE

                             CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

      Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                     Current BILLING MONTH: September 2004

CURRENT BILLING MONTH 9/1/2004 - 9/30/2004                     COLLECTION CURVE 100%
 STANDARD BILLING FOR PRIOR BILLING MONTH

Residential Total Billed                                     $108,011,343
Residential SECURITIZATION CHARGE (SC) Billed                $  1,401,280        1.297%

Commercial Total Billed                                      $ 82,262,656
Commercial SECURITIZATION CHARGE (SC) Billed                 $  1,445,799        1.758%

Industrial Total Billed                                      $ 45,742,664
Industrial SECURITIZATION CHARGE (SC) Billed                 $  1,344,943        2.940%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE

 Non-Residential Customer Net Write-offs                            0.140%
 Residential Customer Net Write-offs                                0.380%
 Total Net Write-offs                                               0.240%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                               $  1,489,031
Commercial Class SC Collected                                $  1,488,262
Industrial Class SC Collected                                $  1,498,107

Total SC Collected                                           $  4,475,400

 Aggregate SC Remittances for July 2004 BILLING MONTH        $  3,983,191
 Aggregate SC Remittances for August 2004 BILLING MONTH      $  4,388,163
 Aggregate SC Remittances for September 2004 BILLING MONTH   $  4,475,400

 TOTAL CURRENT SC REMITTANCES                                $ 12,846,754

CURRENT BILLING MONTH 9/1/2004 - 9/30/2004                     COLLECTION CURVE 100%
CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL

A-1 Residential SC Collected                                   $1,413,681
A-3 Residential T.O.D. SC Collected                            $    4,086
A-4 Alternate Residence SC Collected                           $   41,997
A-5 Residential Farm/Life Support SC Collected                 $   29,267

TOTAL RESIDENTIAL SC COLLECTED                                 $1,489,031

COMMERCIAL

B-1 General Primary (041) SC Collected                         $   26,920
B-General Secondary (010) SC Collected                         $  279,054
C- General Secondary (011) SC Collected                        $  499,617
D-General Primary (018) SC Collected                           $  300,335
F-Primary High Load Factor (032) SC Collected                  $   56,532
GH-General Service Heating (013) SC Collected                  $    3,220
H- Water Heating Service (014) SC Collected                    $      653
L-1 General Energy-Only Street Lighting SC Collected           $    1,840
L-2 General Service (Cust Owned) St Light SC Collected         $    2,028
L-3 General Service (Co Owned) St Light SC Collected           $   10,975
L-4 General Service Outdoor Lighting Commercial SC Collected   $    1,343
PS-1 General Secondary Public Pumping SC Collected             $    6,644
PS-2 General Primary Public Pumping SC Collected               $    9,494
PS-3 General Optional Primary Public Pumping SC Collected      $   42,590
R-1 General Secondary Resale SC Collected                      $       72
R-2 General Secondary Resale SC Collected                      $    1,074
R-3 General Primary Resale SC Collected                        $   29,330
ROA-P Retail Open Access Primary (110) SC Collected            $  162,860
ROA-S Retail Open Access Secondary Com SC Collected            $   40,329
SC - Special Contract Commercial SC Collected                  $    2,185
SPEC Grand Rapids Special Contract SC Collected                $    2,410
UR-General Unmetered SC Collected                              $    8,757

TOTAL COMMERCIAL SC COLLECTED                                  $1,488,262

INDUSTRIAL

B-1 General Primary (042) SC Collected                         $   20,882
B-General Secondary (020) SC Collected                         $   36,133
C- General Secondary (021) SC Collected                        $   69,311
CG-Cogeneration/Small Power Production Purchase SC Collected   $    2,108
D-General Primary (028) SC Collected                           $  488,185
F-Primary High Load Factor (033) SC Collected                  $   79,459
GH-General Service Heating (023) SC Collected                  $       27
GMD General Motors SC Collected                                $   51,435
GMF General Motors SC Collected                                $  107,751
GMF-1 General Motors SC Collected                              $   15,482
GMJ-1 General Motors SC Collected                              $    5,843

CURRENT BILLING MONTH 9/1/2004 - 9/30/2004                     COLLECTION CURVE 100%
H- Water Heating Service (024) SC Collected                    $        0
I-General Primary Interruptible (034) SC Collected             $        0
J-1 General Alternative Electric Metal Melting SC Collected    $   50,459
J-General Primary Electric Furnace (037) SC Collected          $    7,728
L-4 General Service Outdoor Lighting Industrial SC Collected   $       80
R-3 General Primary Resale (027) SC Collected                  $       46
ROA-P Retail Open Access Primary (111) SC Collected            $  335,449
ROA-S Retail Open Access Secondary Ind SC Collected            $    7,842
SC - Special Contract Industrial SC Collected                  $  219,887

TOTAL INDUSTRIAL SC COLLECTED                                  $1,498,107

TOTAL SC COLLECTED                                             $4,475,400

Executed as of this 15th day of October 2004.

                                           CONSUMERS ENERGY COMPANY
                                           AS SERVICER

                                           /s/ Glenn P. Barba
                                      ------------------------------------------
                                      Glenn P. Barba, Vice President, Controller
                                      and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi 49201